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                  THIRD AMENDMENT TO THAT CERTAIN LEASE AGREEMENT
                                 DATED MAY 25, 1995

     THIS THIRD AMENDMENT ("Amendment") to that certain Lease Agreement dated May 25, 1995 by and between Firouz D. Memarzadeh and Farah R. Memarzadeh, husband and wife dba PARS Asset Management Company ("Landlord") and SBS Technologies,Inc. ("Tenant") is dated 12/3/97, 1997 for references purposes only.

                              WITNESSETH:

     WHEREAS, PARS Asset Management Company and SBS Engineering, Inc. entered into a Lease Agreement dated May 25, 1995 and modified by an Amendment to Lease Agreement dated September 21, 1996, and a Second Amendment to Lease Agreement dated March 26, 1997 (collectively referred to as "Agreement").

     WHEREAS, AFC-5 LLC, a New Mexico limited liability company ("Landlord") is the current owner of American Financial Center-5 ("Building") and has been assigned all rights, title and interest in the Agreement;

     WHEREAS, Tenant desires to lease additional space in the Building.

     NOW, THEREFORE, for valuable consideration in the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant agree as follows:

     1. Tenant shall lease the 4th floor of the Building ("4th Floor") which consists of approximately 15,741 rentable square feet ("RSF").

     2. The commencement term of the Amendment shall be January 1, 1998 and shall terminate June 30, 2000.

     3. Landlord shall provide to Tenant $3.00/RSF ($3 x 15,741 = $47,223) allowance ("Allowance"). Tenant has submitted, and Landlord has approved, a drawing showing the build out (see Exhibit "A"). Tenant, at Tenant's sole cost and expense, has contracted with B.R. Gordon Construction to do the build out and with DuPont Flooring Systems for the floor covering for the 4th Floor. Tenant has verified that no special permits are required for the build out. The Allowance shall be paid to Tenant upon occupancy of the 4th Floor. Tenant may use the Allowance at Tenant's sole and absolute discretion.


                                                                 Page 1 of 2
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     4.   The rent schedule for the 4th Floor and Tenant's existing premises
          (6th Floor) is as follows:

---------------------------------------------------------------
     PERIOD         4TH FLOOR      6TH FLOOR      TOTAL MONTHLY
                    MONTHLY        MONTHLY             RENT
---------------------------------------------------------------
1/1/98 - 12/31/98   $23,217.98     $21,447.11     $44,665.09
---------------------------------------------------------------
1/1/99 - 12/31/99   $23,873.85     $21,447.11     $45,320.96
---------------------------------------------------------------
1/1/00 - 6/30/00    $24,529.73     $21,447.11     $45,976.84
---------------------------------------------------------------

     5. Tenant, at it's sole cost and expense, and subject to approvals from appropriate governing authorities, may place a sign on the Building at a location approved by Landlord. Landlord has approved the size and quality of the signage (see Exhibit "B").

     6. Tenant shall not pay any Project Operating Cost Pass Thrus for the term of this Amendment for the 4th Floor. However, among other things, the obligations of Tenant regarding Project Operating Cost Pass Thrus for the 6th floor remain in full force and effect pursuant to the Agreement.

     7. Landlord is not responsible for payment of any commission in connection with this Amendment.

     8. Upon full execution of this Amendment, the Second Amendment to Lease dated March 26, 1997 for the existing Expansion Space (Suite 300) shall be terminated. Tenant shall have no further obligation under the Second Amendment.

     9. Except as set forth in this Amendment, all provisions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the 3rd day of December, 1997.

TENANT                                  LANDLORD

SBS TECHNOLOGIES, INC.                  AFC-5, LLC

By:  /s/ J. E. Dixon                    By:  /s/ Firouz D. Memarzadeh
     -----------------------------           --------------------------
                                             Firouz D. Memarzadeh
Its: V.P. Finance & Administration      Its: Manager
     -----------------------------

                                                                 Page 2 of 2
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                                    RIDER NO. 1
                    TO THIRD AMENDMENT TO THAT CERTAIN LEASE
                           AGREEMENT DATED MAY 25, 1995

     This Rider No. 1 is attached to and becomes a part of the Third Amendment to that Certain Lease Agreement dated May 25, 1995 by and between AFC-5, LLC ("Landlord") and SBS Engineering, Inc. ("Tenant").

     WHEREAS, Tenant assigned all of its rights, titles and interest to that certain Lease dated May 25, 1995 ("Lease") to SBS Technologies, Inc. by an Assignment, Assumption and Acknowledgment of Lease on June 30, 1995.

     NOW, THEREFORE, in consideration of the material considerations and covenants contained herein, the parties agree as follows:

     1. By Assignment, SBS Technologies, Inc. holds all rights, titles, and interest in the Lease and shall be obligated to all the terms and conditions of the Lease, Amendment to Lease Agreement dated September 21, 1996, Second Amendment dated March 26, 1997, Third Amendment dated December 3, 1997, and any subsequent amendments to the Lease.

     2. Except as set forth in this Rider No. 1, all provisions of the Third Amendment to that Certain Lease Agreement dated May 25, 1995 shall remain unchanged and in full force and effect.

ACKNOWLEDGED AND AGREED:

TENANT: SBS TECHNOLOGIES, INC.          LANDLORD: AFC-5, LLC

By:   /s/ J. E. Dixon                   By:  /s/ Firouz D. Memarzadeh 12/10/97
      ------------------------------         ----------------------------------
Name: J. E. Dixon                            Firouz D. Memarzadeh
      ------------------------------
Its: V.P. Finance & Administration      Its: Manager
     -------------------------------